Exhibit 10.34(i)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. Exhibit 10.34(i) PAGE OF PAGES AWARD/CONTRACT 1. THIS CONTRACT IS A RATED ORDER UNDER DPA S (15 CFR 700) RATING 1 31 2. CONTRACT (Proc. Inst. Ident.) NO. HDTRA 1-14-C-0003 3. EFFECTIVE DATE 16 Oct 2013 4. REQUISITION/PURCHASE REQUEST/PROJECT NO. J9CBM8862 HDTRA1 S 05 07 A 5. ISSUED BY CODE DEFENSE THREAT REDUCTION AGENCY/J4C 8725 JOHN J KINGMAN ROAD, MAIL STOP 6201 FORT BELVOIR VA 22060-6201 6. ADMINISTERED BY (If other than Item 5) CODE DCMA LATHROP P.O. BOX 232 700 EAST ROTH ROAD, BLDG. 330 FRENCH CAPM CA 95231-0232 8. DELIVERY [ ] FOB ORIGIN [X] OTHER See below) 9. DISCOUNT FOR PROMPT PAYMENT 7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code) ANACOR PHARMACEUTICALS INC ERIC EASOM 1060 E. MEADOW CIR PALO ALTO CA 94303-4230 CODE 3AY C5 FACILITY CODE 10. SUBMIT INVOICES 1 (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN: ITEM Section G HDTRA1 HQ 0339 11. SHIP TO / MARK FOR CODE DEFENSE THREAT REDUCTION AGENCY/J9CBM CO’S REPRESENTATIVE: SEE SEPARATE LETTER 8725 JOHN J KINGMAN ROAD, MAIL STOP 6201, FORT BELVOIR VA 22060 12. PAYMENT WILL BE MADE BY CODE DFAS COLUMBUS CENTER DFAS-CO/WEST ENTITLEMENT OPERATIONS P.O. BOX 182381 COLUMBUS OH 43218-2381 13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION [ ] 10 U.S.C. 2304(c)( ) [ ] 41 U.S.C. 253(c)( ) 14. ACCOUNTING AND APPROPRIATION DATA See Schedule 15A. ITEM NO. 15B. SUPPLIES/SERVICES 15C. QUANTITY 15D. UNIT 15E. UNIT PRICE 15F. AMOUNT SEE SCHEDULE 15G. TOTAL AMOUNT OF CONTRACT $2,756,968.00 EST 16. TABLE OF CONTENTS (X) SEC. DESCRIPTION PAGE(S) (X) SEC. DESCRIPTION PAGE(S) PART I - THE SCHEDULE PART II - CONTRACT CLAUSES X A SOLICITATION/ CONTRACT FORM 1 CONTRACT CLAUSES B SUPPLIES OR SERVICES AND PRICES/ COSTS PART III – LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS C DESCRIPTION/ SPECS./ WORK STATEMENT J LIST OF ATTACHMENTS D PACKAGING AND MARKING PART IV – REPRESENTATIONS AND INSTRUCTIONS E INSPECTION AND ACCEPTANCE F DELIVERIES OR PERFORMANCE K REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS G CONTRACT ADMINISTRATION DATA L INSTRS., CONDS., AND NOTICES TO OFFERORS H SPECIAL CONTRACT REQUIREMENTS M EVALUATION FACTORS FOR AWARD CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE 17. [X] CONTRACATOR’S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.) 18. [ ] AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number _______________________________________________ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary. 19A. NAME AND TITLE OF SIGNER (Type or print) David Perry CEO 20A. NAME OF CONTRACTING OFFICER VICTOR E. CRAMER / CONTRACTING OFFICER 19B. NAME OF CONTRACTOR BY /s/ David Perry (Signature of person authorized to sign) 19C. DATE SIGNED 10/11/13 20B. UNITED STATES OF AMERICA BY /s/Victor E. Cramer (Signature of Contracting Officer) 20C. DATE SIGNED 10/16/2013

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001			Lot		$2,756,968.00

Base Period

CPFF

Overcoming Resistance by the Application of Boron to Ribosomal Inhibitors, in accordance with the Statement of Work (SOW) dated 29 June 2013 and incorporated into this contract as Attachment I.

FOB: Destination

PURCHASE REQUEST NUMBER: J9CBM8862

			ESTIMATED COST		$2,651,657.00 (EST.)
			FIXED FEE		$105,311.00
			TOTAL EST COST + FEE		$2,756,968.00 (EST.)
	ACRN AA CIN: J9CBM88620001				$2,756,968.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002			Lot		NSP
	Contract Data Requirements List (CDRL) CPFF In accordance with Exhibit A. FOB: Destination

			ESTIMATED COST		$0.00
			FIXED FEE		$0.00
			TOTAL EST COST + FEE		$0.00

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1001			Lot		$5,003,289.00
OPTION

Option Period 1

CPFF

Overcoming Resistance by theApplication of Boron to Ribosomal Inhibitors, in accordance with the Statement of Work (SOW) dated 29 June 2013 and incorporated into this contract as Attachment I.

FOB: Destination

			ESTIMATED COST		$4,811,581.00 (EST.)
			FIXED FEE		$191,708.00
			TOTAL EST COST + FEE		$5,003,289.00 (EST.)

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1002			Lot		NSP
	Contract Data Requirements List (CDRL) CPFF In accordance with Exhibit A. FOB: Destination

			ESTIMATED COST		$0.00
			FIXED FEE		$0.00
			TOTAL EST COST + FEE		$0.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
2001			Lot		$5,735,070.00
OPTION

Option Period 2

CPFF

Overcoming Resistance by the Application of Boron to Ribosomal Inhibitors, in accordance with the Statement of Work (SOW) dated 29 June 2013 and incorporated into this contract as Attachment I.

FOB: Destination

			ESTIMATED COST		$5,514,971.00 (EST.)
			FIXED FEE		$220,099.00
			TOTAL EST COST + FEE		$5,735,070.00 (EST.)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
2002			Lot		NSP
	Contract Data Requirments List (CDRLs) CPFF In accordance with Exhibit A. FOB: Destination

			ESTIMATED COST		$0.00
			FIXED FEE		$0.00
			TOTAL EST COST + FEE		$0.00

B.1 BAA REFERENCE

This contract is awarded as a result of HDTRA1-11-16-RDIS-BAA, Research and Development Innovation Broad Agency Announcement (BAA).

CLAUSES INCORPORATED BY FULL TEXT

252.247-9001  PACKAGING AND MARKING

(a)  All data contained in Exhibit A, Contract Data Requirements List (CDRL), DD Form 1423 delivered under this contract shall be delivered using best commercial practices to meet the packaging requirements of the carrier and to insure delivery, to the addressees specified on the Data Item Cover Sheet, at destination and in accordance with applicable security requirements.

(b)  All data and correspondence submitted to the Contracting Officer shall reference the Contract Number, the CDRL number, and the date submitted.  A copy of all correspondence sent to the Contracting Officer’s Representative (COR) or Project Manager shall be simultaneously provided to the Contracting Officer.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Destination	Government	Destination	Government
0002	Destination	Government	Destination	Government
1001	Destination	Government	Destination	Government
1002	Destination	Government	Destination	Government
2001	Destination	Government	Destination	Government
2002	N/A	N/A	N/A	Government

CLAUSES INCORPORATED BY FULL TEXT

252.246-9000  INSPECTION AND ACCEPTANCE (JUL 2007)

Government inspection and acceptance of data is specified on the Contract Data Requirements List, DD Form 1423.  In accordance with FAR 52.246-9, inspection and acceptance for all work performed at any and all times under this contract shall be the responsibility of the:

☒  Contracting Officer’s Representative (COR) or Project Manager (PM).  The Wide Area Work Flow (WAWF) Acceptor DoDDAC is located in DTRA 252.201-9000 Project Manager or DTRA 252.201-9002 Contracting Officer’s Representative.

☐  Administrative Contracting Officer (ACO).  The WAWF Acceptor DoDAAC can be found in the “Administered By” block on page 1 of the contract.

(End of Clause)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section F - Deliveries or Performance

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0001	POP 16-OCT-2013 TO 15-SEP-2014	N/A	DEFENSE THREAT REDUCTION AGENCY/J9CBM CO’S REPRESENTATIVE: SEE SEPERATE LETTER 8725 JOHN J KINGMAN ROAD, MAIL STOP 6201, FORT BELVOIR VA 22060 FOB: Destination	HDTRA1

0002	POP 16-OCT-2013 TO 15-SEP-2014	N/A	(SAME AS PREVIOUS LOCATION) FOB: Destination	HDTRA1

1001	POP 16-SEP-2014 TO 15-SEP-2015	N/A	(SAME AS PREVIOUS LOCATION) FOB: Destination	HDTRA1

1002	POP 16-SEP-2014 TO 15-SEP-2015	N/A	(SAME AS PREVIOUS LOCATION) FOB: Destination	HDTRA1

2001	POP 16-SEP-2015 TO 15-APR-2017	N/A	(SAME AS PREVIOUS LOCATION) FOB: Destination	HDTRA1

2002	POP 16-SEP-2015 TO 15-APR-2017	N/A	(SAME AS PREVIOUS LOCATION) FOB: Destination	HDTRA1

CLAUSES INCORPORATED BY REFERENCE

52.242-15 Alt I	Stop-Work Order (Aug 1989) - Alternate I	APR 1984
52.247-34	F.O.B. Destination	NOV 1991

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section G - Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AA: 044315 097 0400 000 N 20132014 D 2620 0603384BP-CB-CBM 1314-0400-2620-TM3BT DTRA 255
AMOUNT: $2,756,968.00
CIN J9CBM88620001: $2,756,968.00

CLAUSES INCORPORATED BY REFERENCE

252.204-7006	Billing Instructions	OCT 2005
252.232-7003	Electronic Submission of Payment Requests and Receiving Reports	JUN 2012
252.232-7006	Wide Area WorkFlow Payment Instructions	MAY 2013

CLAUSES INCORPORATED BY FULL TEXT

252.201-7000     CONTRACTING OFFICER’S REPRESENTATIVE (DEC 1991)

(a) “Definition.  Contracting officer’s representative” means an individual designated in accordance with subsection 201.602-2 of the Defense Federal Acquisition Regulation Supplement and authorized in writing by the contracting officer to perform specific technical or administrative functions.

(b) If the Contracting Officer designates a contracting officer’s representative (COR), the Contractor will receive a copy of the written designation.  It will specify the extent of the COR’s authority to act on behalf of the contracting officer.  The COR is not authorized to make any commitments or changes that will affect price, quality, quantity, delivery, or any other term or condition of the contract.

(End of clause)

CLAUSES INCORPORATED BY FULL TEXT

252.201-9002  CONTRACTING OFFICER’S REPRESENTATIVE (MAY 2007)

a.   The Contracting Officer’s Representative (COR) for this contract is:

See Separate Letter

Defense Threat Reduction Agency/J9

8725 John J. Kingman Rd, MS 6201

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Fort Belvoir VA  22060-6201

WAWF Acceptor DoDAAC:  HDTRA1

b.   The COR will act as the Contracting Officer’s Representative for technical matters providing technical direction and discussion as necessary with respect to the specification/statement of work and monitoring the progress and quality of the Contractor’s performance.  The COR is NOT an Administrative Contracting Officer (ACO) and does not have the authority to take any action, either directly or indirectly that would change the pricing, quality, quantity, place of performance, delivery schedule, or any other terms and conditions of the contract, or to direct the accomplishment of effort, which goes beyond the scope of the specifications/statement of work in the contract.

c.   When, in the opinion of the contractor, the COR requests effort outside the existing scope of the contract, the contractor shall promptly notify the Contracting Officer in writing.  No action shall be taken by the contractor under such direction until the Contracting Officer has issued a modification to the contract or has otherwise resolved the issue.

252.204-9002      PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (MAY 2012)

In accordance with DFARS 204.7108 Payment Instructions, payment shall be made by the numbered payment instruction identified below:

☒  (1)  Line item specific: single funding.

252.204-0001 Line Item Specific: Single Funding. (SEP 2009)

If there is only one source of funding for the contract line item (i.e., one ACRN), the payment office will make payment using the ACRN funding of the line item being billed.

☐  (2)  Line item specific: sequential ACRN order.

252.204-0002 Line Item Specific: Sequential ACRN Order. (SEP 2009)

If there is more than one ACRN within a contract line item, the payment office will make payment in sequential ACRN order within the line item, exhausting all funds in the previous ACRN before paying from the next ACRN using the following sequential order: Alpha/Alpha; Alpha/Numeric; Numeric/Alpha; and Numeric/Numeric.

☐  (3)  Line item specific: contracting officer specified ACRN order.

252.204-0003 Line Item Specific: Contracting Officer Specified ACRN Order. (SEP 2009)

If there is more than one ACRN within a contract line item,

The payment office shall make payment within the line item in the sequence ACRN order specified below, exhausting all funds in the previous ACRN before paying from the next ACRN.

Line Item ACRN Order

☐  (4)  Line item specific: by fiscal year.

252.204-0004 Line Item Specific: by Fiscal Year. (SEP 2009)

If there is more than one ACRN within a contract line item, the payment office will make payment using the oldest fiscal year appropriations first, exhausting all funds in the previous fiscal year before disbursing from the next fiscal year.  In the event there is more than one ACRN associated with the same fiscal year, the payment amount shall be

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

disbursed from each ACRN within a fiscal year in the same proportion as the amount of funding obligated for each ACRN within the fiscal year.

☐  (5)  Line item specific: by cancellation date.

252.204-0005 Line Item Specific: by Cancellation Date. (SEP 2009)

If there is more than one ACRN within a contract line item, the payment office will make payment using the ACRN with the earliest cancellation date first, exhausting all funds in that ACRN before disbursing funds from the next.  In the event there is more than one ACRN associated with the same cancellation date, the payment amount shall be disbursed from each ACRN with the same cancellation date in the same proportion as the amount of funding obligated for each ACRN with the same cancellation date.

☐  (6)  Line item specific: proration.

252.204-0006 Line Item Specific: Proration. (SEP 2009)

If there is more than one ACRN within a contract line item, the payment office will make payment from each ACRN in the same proportion as the amount of funding currently unliquidated for each ACRN.

☐  (7)  Contract-wide: sequential ACRN order.

252.204-0007 Contract-wide: Sequential ACRN Order. (SEP 2009)

The payment office will make payment in sequential ACRN order within the contract or order, exhausting all funds in the previous ACRN before paying from the next ACRN using the following sequential order: alpha/alpha; alpha/numeric; numeric/alpha; and numeric/numeric.

☐  (8)  Contract-wide: contracting officer specified ACRN order

252.204-0008 Contract-wide: Contracting Officer Specified ACRN Order. (SEP 2009)

The payment office will make payment in sequential ACRN order within the contract or order, exhausting all funds in the previous ACRN before paying from the next ACRN in the sequence order specified by the contracting officer.

ACRN Order

☐  (9)  Contract-wide: by fiscal year.

252.204-0009 Contract-wide: by Fiscal Year. (SEP 2009)

The payment office will make payment using the oldest fiscal year appropriations first, exhausting all funds in the previous fiscal year before disbursing from the next fiscal year.  In the event there is more than one ACRN associated with the same fiscal year, the payment amount shall be disbursed from each ACRN within a fiscal year in the same proportion as the amount of funding obligated for each ACRN within the fiscal year.

☐  (10)  Contract-wide: by cancellation date.

252.204-0010 Contract-wide: by Cancellation Date. (SEP 2009)

The payment office will make payment using the ACRN with the earliest cancellation date first, exhausting all funds in that ACRN before disbursing funds from the next.  In the event there is more than one ACRN associated with the same cancellation date, the payment amount shall be disbursed from each ACRN with the same cancellation date in the same proportion as the amount of funding obligated for each ACRN with the same cancellation date.

☐  (11)  Contract-wide: proration.

252.204-0011 Contract-wide: Proration. (SEP 2009)

The payment office will make payment from each ACRN within the contract or order in the same proportion as the amount of funding currently unliquidated for each ACRN.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

☐  (12)  Other.

If none of the standard payment instructions identified in paragraphs (d)(1) through (11) of this section are appropriate, the contracting officer may insert other payment instructions, provided the other payment instructions—

(i)  Provide a significantly better reflection of how funds will be expended in support of contract performance; and

(ii)  Are agreed to by the payment office and the contract administration office.

CLAUSES INCORPORATED BY FULL TEXT

252.216-9005 PROFIT OR FEE ON TRAVEL COSTS (JUL 2008)

Travel shall not be a profit or fee bearing cost element.

(End of clause)

CLAUSES INCORPORATED BY FULL TEXT

252.232-9012  WIDE AREA WORK FLOW (WAWF) — RECEIPT AND ACCEPTANCE (RA) INSTRUCTIONS  (November 2011)

(a) As prescribed in DFARS clause 252.232-7003 Electronic Submission of Payment Requests (Jan 2004), Contractors must submit payment requests in electronic form.  Paper copies will no longer be accepted or processed for payment unless the conditions of DFARS clause 252.232-7003(c) apply.  To facilitate this electronic submission, the Defense Threat Reduction Agency (DTRA) has implemented the DoD sanctioned Wide Area Workflow-Receipt and Acceptance (WAWF-RA) for contractors to submit electronic payment requests and receiving reports.  The contractor shall submit electronic payment requests and receiving reports via WAWF-RA.  Vendors shall send an email notification to the Contracting Officer Representative (COR), Program/Project Manager or other government acceptance official identified in the contract by clicking on the Send Additional Email Notifications link upon every submission of an invoice/cost voucher in WAWF-RA.  To access WAWF, go to https://wawf.eb.mil.

** For questions, contact the DTRA WAWF Team at wawfhelp@dtra.mil **

(b) Definitions:

Acceptor:  Contracting Officer’s Representative, Program/Project Manager, or other government acceptance official as identified in the contract/order.

Pay Official:  Defense Finance and Accounting Service (DFAS) payment office identified in the contract/order.

SHIP To/Service Acceptor DoDAAC:  Acceptor DoDAAC or DCMA DoDAAC (as specified in the contract/order).

DCAA Auditor DoDAAC:  Needed when invoicing on cost-reimbursable contracts.  (Go to www.dcaa.mil and click on the appropriate link under the Audit Office Locator to search for your DCAA DoDAAC.)

>>>>>                                     For contracts that are administered by the Office of Naval Research (ONR):                                         <<<<<
Enter the ONR DoDAAC in the DCAA Auditor DoDAAC field in WAWF.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c) WAWF Contractor Input Information:

The contractor shall use the following information in creating electronic payment requests in WAWF:

Invoice Type in WAWF:

If billing for Cost Type/Reimbursable contracts (including T&M and LH), select “Cost Voucher”

If billing for Firm-Fixed Price (FFP) Materials Only, select “Combo”

If billing for FFP Materials and Service, select “Combo”

If billing for FFP Services Only, select “2-n-1 (Services Only)”

** If the contract contains both FFP and Cost Type (including T&M and LH) line items, they must be invoiced separately on appropriate types mentioned above.  Upon the written approval of the Project Manager or Contracting Officer’s Representative, the contractor may invoice both line items in one type of invoice.

For WAWF Routing Information, See Table Below:

Description	SF 26	SF 33	SF 1449	DD 1155
	Located in Block/Section
Contract Number	2	2	2	1
Delivery Order	See Individual Order		4	2
CAGE Code	7	15a	17a	9
Pay DoDAAC	12	25	18a	15
Inspection	Section E (except SF 1449, See Entitled): INSPECTION AND ACCEPTANCE
Acceptance	Section E (except SF 1449, See Entitled): INSPECTION AND ACCEPTANCE
Issue Date	3	5	3	3
Issue By DoDAAC	5	7	9	6
Admin DoDAAC	6	24	16	7
Ship To / Service Acceptor DoDAAC	6	24	16	7
Ship to Extension	Do Not Fill In
Services or Supplies	Based on majority of requirement as determined by monetary value
Final Invoice?	Do not change “N” (no) to “Y” (yes) unless this is the last invoice and the contract is ready for closeout.

(d) Final Invoices/Vouchers -Final Payment shall be made in accordance with the Federal Acquisition Regulation (FAR) 52.216-7, entitled “Allowable Cost and Payment.”

Invoices - Invoice 2-n-1 (Services Only) and Invoice and Receiving Report (Combo)

Select the “Y” selection from the “Final Invoice?” drop-down box when submitting the final invoice for payment for a contract. Upon successful submission of the final invoice, click on the Send Additional Email Notifications link to send an additional email notification to the Contracting Officer Representative (COR), Program/Project Manager or other government acceptance official identified in the contract.

Cost Vouchers - Once the final DCAA audit is complete for cost reimbursable contracts and authorization is received to submit the final cost voucher, select the “Y” selection from the “Final Voucher” drop-down box when submitting the final cost voucher. Upon successful submission of the final cost voucher, click on the Send Additional Email Notifications link to send an additional email notification to the following email address: finalcostvouchers@dtra.mil

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(e)  WAWF Training may be accessed online at http://www.wawftraining.com.  To practice creating documents in WAWF, visit the practice site at https://wawftraining.eb.mil.  General DFAS information may be accessed using the DFAS website at http://www.dfas.mil/.  Payment status information may be accessed using the myInvoice system at https://myinvoice.csd.disa.mil. Your contract number and shipment/invoice number will be required to check status of your payment.

Note:  For specific invoice related inquiries email: vendorpay@dtra.mil.  Vendors shall forward any additional DTRA related WAWF questions to wawfhelp@dtra.mil.

252.242-9003 - ASSIGNMENT OF CONTRACT ADMINISTRATION SERVICES (CAS) FUNCTIONS (FEB 2012)

a.              The contract administration functions stated in FAR 42.302(a) are assigned to:  See Page 1, Section A, Block 6 of this contract.

b.              Notwithstanding that assignment, in accordance with FAR 42.202(b)(2), the following functions are determined to be best performed by the PCO and are retained by the DTRA Contracting Office:

(1)         FAR 42.302(a)(3)  Conduct post-award orientation conferences.

(2)         FAR 42.302(a)(20)  Ensure processing and execution of duty-free entry certificates.

(3)         FAR 42.302(a)(40)  Perform engineering surveillance to assess compliance with contractual terms for schedule, cost, and technical performance in the areas of design, development, and production.

(4)         FAR 42.302(a)(51)  Consent to the placement of subcontracts.

(5)         Approval or disapproval of the data items listed on Exhibit A, DD Form 1423, Contract Data Requirements List.

(END OF CLAUSE)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section H - Special Contract Requirements

H.1 PATENT RIGHTS

RETENTION BY THE CONTRACTOR

In accordance with FAR 52.227-11(f), reporting on utilization of subject inventions:

The contractor agrees to submit periodic reports annually on the utilization of a subject invention or efforts at obtaining such a utilization that are being made by the contractor or its licensees or assignees.

CLAUSES INCORPORATED BY FULL TEXT

252.201-9003  LIMITATION OF AUTHORITY (JUN 2009)

No person in the Government, other than a Contracting Officer, has the authority to provide direction to the Contractor, which alters the Contractor’s obligations or changes this contract in any way.  If any person representing the Government, other than a Contracting Officer, attempts to alter contract obligations, change the contract specifications/statement of work or tells the contractor to perform some effort which the Contractor believes to be outside the scope of this contract, the Contractor shall immediately notify the Procuring Contracting Officer (PCO).  Contractor personnel shall not comply with any order or direction which they believe to be outside the scope of this contract unless the order or direction is issued by a Contracting Officer.

252.203-9000 Prohibition on the Use of Senior Mentors (JUNE 2010)

(a)  The use of senior mentors by the Defense Threat Reduction Agency (DTRA) enhances the readiness of the Agency across a wide range of strategic, operational, joint, functional, technical, management and development mission areas.  The relevant prior service, joint force experience, and unique expertise of these senior consultants provide senior leadership with valuable insights and contribute to the continuous improvement of the Agencies’ operations.

(b)  For the purposes of this clause, Senior Mentor is defined as a retired flag, general or other military officers (O-6) or retired senior civilian official (Senior Executive Service (SES), Senior Level (SL), Scientific and Professional (ST)) who provides expert experience-based mentoring, teaching, training, advice, and recommendations to senior military officers, staffs and students as they participate in war games, warfighting courses, operational planning, operational exercises, and decision-making exercises.

(c)  In accordance with Secretary of Defense Memorandum entitled “Policy on Senior Mentors” dated April 1, 2010, DTRA will hire all senior mentors as highly qualified experts (HQE) under 5 U.S.C. 9903.  This policy balances the need for DTRA to secure the specialized knowledge required for these operational exercises with the need to hire such experts in a manner that promotes public trust and confidence.

(d)  The Contractor shall not include the use of senior mentors in bids or proposals for services/supplies offered to DTRA.

(e)  The Contractor shall include the substance of this clause in all subcontracts.

(End of Clause)

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252.203-9004 ETIOLOGIC AGENTS—BIOLOGICAL DEFENSE RESEARCH PROGRAM (FEB 2008)

a.              For purpose of this contract etiologic agent—biological defense program is defined as: any viable microorganism, or its toxin which causes or may cause human disease, including those agents listed in 42 CFR 73, 9 CFR 121, and 7 CFR 331, of the Department of Health and Human Services and Department of Agriculture regulations, respectively, and any agent of biological origin that poses a degree of hazard to those agents and is further identified by the US Army.  The contractor shall comply with the following when working with etiologic agents:

(1)         29 Code of Federal Regulations 1910, Occupational Health and Safety;

(2)         US Department of Health and Human Services (DHHS) and US Department of Agriculture, Select Agent Program(s), 42 CFR 73, 9 CFR 121, and 7 CFR 331; and

(3)         DHHS Publication No. 93-8395, Biosafety in Microbiological and Biomedical Laboratories, latest edition.

b.              Etiologic agents shall be packaged, labeled, shipped, and transported in accordance with applicable Federal, State, and local laws and regulations, to include:

(1)         42 CFR 72 (Interstate Shipment of Etiologic Agents);

(2)         49 CFR 172 and 173 (Department of Transportation);

(3)         9 CFR 122 (USDA Restricted Animal Pathogens);

(4)         International Air Transport Association Dangerous Goods Regulations;

(5)         The United States Postal Service shall not be used for transportation of BDRP related etiologic agents; and

(6)         If performance is outside of the United States, any additional procedures required by the nation where the work is to be performed.

252.209-9002   NON-GOVERNMENT SUPPORT PERSONNEL (JAN 2008)

The following companies may have access to contractor information, technical data or computer software that may be marked as proprietary or otherwise marked with restrictive legends: Suntiva LLC (contract specialist support); Systems Research and Analysis (SRA), managing JPRAS); ITT Corporation (DTRIAC Technical Engineering Services); Kforce Government Solutions, Inc. (Accounting and Financial Systems Support); and TASC, Inc. (Advisory and Assistance Services).  Each contract contains organizational conflict of interest provisions and/or includes contractual requirements for non-disclosure of proprietary contractor information or data/software marked with restrictive legends.  The contractor, by submitting a proposal or entering into this contract, is deemed to have consented to the disclosure of its information to Suntiva LLC (contract specialist support); Systems Research and Analysis (SRA), managing JPRAS); ITT Corporation (DTRIAC Technical Engineering Services); Kforce Government Solutions, Inc. (Accounting and Financial Systems Support); and TASC, Inc. (Advisory and Assistance Services) under the conditions and limitations described herein.

252.215-9004      KEY PERSONNEL (AUG 2012)

The personnel listed below are considered essential to the work being performed hereunder.  Prior to removing, replacing, or diverting any of the specified individuals, the Contractor shall notify the Contracting Officer reasonably in advance and shall submit justification (including proposed substitutions) in sufficient detail to permit

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evaluation of the impact on this Contract.  No deviation shall be made by the Contractor without the prior written consent of the Contracting Officer; provided, that the Contracting Officer authorizes in writing the change, such authorization shall constitute the consent of the Contracting Officer required by this paragraph.  The personnel listed below may, with the consent of the contracting parties, be amended from time to time during the course of the Contract to either add or delete personnel as appropriate.

Principal Investigator

252.216-9003      CONSULTANTS (OCT 1998)

Services of consultants shall be at rates and for periods approved in advance by the Contracting Officer.  Requests for approval shall be submitted to the Contracting Officer sufficiently in advance of the need to use a consultant under this Contract.  The request shall include (a) a copy of the proposed consultant agreement, (b) a brief biography of the consultant, and (c) an indication of the area(s) in which consultant’s expertise will be utilized and why it is essential for contract performance.  In addition, significant deviations from the dollar amount approved for consultant services, or changes in the consultants to be utilized, must likewise be approved in advance upon submission of adequate justification.

Note: Consultants that were approved during negotiations prior to contract award are not subject to this clause.

252.235-9000    SOURCES OF INFORMATION (JULY 2000)

a.   The results of the research to be delivered to the Government under this Contract shall embody the most recent reliable information in the field which is available to the Contractor from private and governmental sources, and the Contractor agrees to utilize all sources of such information available to it.  In this connection, information in this field which is in the control of DTRA shall, with the consent of the Contracting Officer’s Representative (COR) and under such safeguards and procedures as he/she may prescribe, be made available to the Contractor on request.  Additionally, the Contractor is encouraged to make use of the resources available through the Defense Threat Reduction Information Analysis Center (DTRIAC), 1680 Texas Street, Southeast, Kirtland AFB, New Mexico  87117.

b.   Reasonable assistance in obtaining access to information, or in obtaining permission to use Government or private facilities, will be given to the Contractor by DTRA.  Specifically, the Contractor must register with the Defense Technical Information Center, ATTN:  DTIC, 8725 John J. Kingman Road, Suite 0944, Fort Belvoir, VA  22060-6218, in accordance with Defense Logistics Agency (DLA) Regulation 4185.10, Certification and Registration for Access to DoD Defense Technical Information.  DD Form 1540, the registration form, shall be forwarded to the DTRA Contracting Officer for approval (DFARS 35.010(b)).

(End of clause)

252.235-9001 PROHIBITION OF USE OF LABORATORY ANIMALS (JULY 2010) (DTRA)

The contractor shall obtain approval from the US Army Medical Research and Material Command (MRMC), Animal Care and Use Review Office (ACURO) prior to conducting research on live nonhuman vertebrates.  Studies involving non-human primates, dogs, cats, or marine mammals will require a site visit by an ACURO laboratory animal veterinarian as a condition

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of approval.  DoD may also conduct site visits involving research on other animals when deemed appropriate.  The animal research facility is responsible for notifying the DoD sponsor if Association for the Assessment and Accreditation of Laboratory Animal Care accreditation is lost or the facility is under USDA inspection.  DoD also has the right to a site inspection under these circumstances.

The contractor (including subcontractors) is expressly forbidden to use laboratory animals in any manner whatsoever without the express written approval of MRMC ACURO.

The contractor shall complete the ACURO Animal Use Appendix for Research Involving Animals found at the following web site:  https://mrmc-www.army.mil/index.cfm?pageid=Research_Protections.acuro_AnimalAppendix.  Submit the completed ACURO appendix, contact information, the DTRA contract number and a copy of the contract for processing to the email address listed at the ACURO website.  Once ACURO approves the effort, the contractor will receive written approval to begin animal use from the US Army MRMC ACURO by separate email.  The contractor shall promptly provide a copy of the approval to the contracting officer and contracting officer representative.  After approval, changes or protocol amendments must be submitted to and approved by ACURO before implementation.

The contractor, or subcontractors as appropriate, shall submit the most recent U.S. Department of Agriculture Animal Care Inspection Report annually in accordance with the CDRL.

Non-compliance with any provision of this clause may result in the termination of the contract.

(End of Clause)

252.242-9000   CONTRACTOR PERFORMANCE ASSESSMENT REPORTING SYSTEM (CPARS)

1.  As required by FAR Part 42.1503, and DTRA policy for the Contractor Performance Assessment Reporting System (CPARS) and Past Performance Automated Information System (PPAIS) effective July, 2001, the Government shall complete a CPAR each year of the period of performance of this contract.  The contractor will have an opportunity to provide their comments in each CPAR before it is finalized.  In accordance with DTRA CPARS policy the completed CPARs will be entered into the Department of Defense Past Performance Automated Information System (PPAIS), a retrieval system for source selection teams to access the CPARs of contractors’ performance.  The DTRA CPARS and PPAIS policy includes an explanation of the process and procedures that will be utilized under this contract.  A copy is available for contractor reference via the DTRAlink (www.dtra.mil) by accessing Acquisition, How We Do Business.

2.  The CPARs shall occur annually in accordance with the schedule established below:

(i)  Initial CPAR: 12 months after contract start date (date performance begins)

TBD (by PCO)

(ii) Interim CPAR(s) will be performed annually on the anniversary of the contract start date according to the following schedule:

TBD (by PCO)

(iii) A Final CPAR will be completed upon contract termination, transfer of program management/contract management responsibility outside of DTRA, the delivery of the final end item on contract and/or the completion of the performance period.

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(iv) An Out-of-Cycle CPAR may be required when there is a significant change in performance that alters the assessment in one or more evaluation area(s).  An Out-of-Cycle CPAR is optional and shall be processed in accordance with Attachment

3.  Each CPAR shall only cover the period elapsing from the last annual CPAR.  The final CPAR shall not be used to summarize or “roll-up” the contractor’s performance under the entire contract.  Each annual CPAR and the final CPAR together will comprise a total picture of contractor performance.

4.  At the request of the Government, a verbal, informal review of the Contractor’s performance may be held 3-6 months before the completion of the Interim or Final Evaluation periods.   This review entails discussing any problems or areas of concern regarding the Contractor’s performance to date.  No written evaluation form or other formal documentation is required for this evaluation.  It may be conducted with the Contractor by telephone, teleconference or face-to-face.  This is designed to offer the Contractor an opportunity to correct known deficiencies or weaknesses prior to the formal written evaluation.

5.  As set forth in DTRA CPARS policy, any disagreements between the Contractor and the Program Manager regarding the CPAR(s) that cannot be resolved shall be reviewed by the designated Reviewing Official prior to finalization of the CPAR.

6.  The policy and procedures set forth in this clause and DTRA CPARS policy are not subject to “Disputes” as described in FAR Part 33.

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Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JAN 2012
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	SEP 2006
52.203-7	Anti-Kickback Procedures	OCT 2010
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	OCT 2010
52.203-13	Contractor Code of Business Ethics and Conduct	APR 2010
52.204-4	Printed or Copied Double-Sided on Postconsumer Fiber Content Paper	MAY 2011
52.204-7	System for Award Management	JUL 2013
52.204-10	Reporting Executive Compensation and First-Tier Subcontract Awards	JUL 2013
52.204-13	System for Award Management Maintenance	JUL 2013
52.209-6	(INVALID EFF_DT) Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	DEC 1900
52.209-9	Updates of Publicly Available Information Regarding Responsibility Matters	JUL 2013
52.209-10	Prohibition on Contracting With Inverted Domestic Corporations	MAY 2012
52.210-1	Market Research	APR 2011
52.215-2	Audit and Records—Negotiation	OCT 2010
52.215-8	Order of Precedence—Uniform Contract Format	OCT 1997
52.215-10	Price Reduction for Defective Certified Cost or Pricing Data	AUG 2011
52.215-12	Subcontractor Certified Cost or Pricing Data	OCT 2010
52.215-15	Pension Adjustments and Asset Reversions	OCT 2010
52.215-17	Waiver of Facilities Capital Cost of Money	OCT 1997
52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions	JUL 2005
52.215-19	Notification of Ownership Changes	OCT 1997
52.215-21	Requirements for Certified Cost or Pricing Data or Information Other Than Certified Cost or Pricing Data—Modifications	OCT 2010
52.215-23	Limitations on Pass-Through Charges	OCT 2009
52.216-8	Fixed Fee	JUN 2011
52.219-8	Utilization of Small Business Concerns	JUL 2013
52.219-28	Post-Award Small Business Program Rerepresentation	JUL 2013
52.222-3	Convict Labor	JUN 2003
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	MAR 2007
52.222-35	Equal Opportunity for Veterans	SEP 2010
52.222-36	Affirmative Action For Workers With Disabilities	OCT 2010
52.222-37	Employment Reports on Veterans	SEP 2010
52.222-40	Notification of Employee Rights Under the National Labor Relations Act	DEC 2010
52.222-50	Combating Trafficking in Persons	FEB 2009

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52.222-54	(INVALID EFF_DT) Employment Eligibility Verification	DEC 1900
52.223-6	Drug-Free Workplace	MAY 2001
52.223-18	Encouraging Contractor Policies To Ban Text Messaging While Driving	AUG 2011
52.225-13	Restrictions on Certain Foreign Purchases	JUN 2008
52.227-1	Authorization and Consent	DEC 2007
52.227-1 Alt I	Authorization And Consent (Dec 2007) - Alternate I	APR 1984
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	DEC 2007
52.227-11	Patent Rights—Ownership By The Contractor	DEC 2007
52.228-7	Insurance—Liability To Third Persons	MAR 1996
52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-17	Interest	OCT 2010
52.232-22	Limitation Of Funds	APR 1984
52.232-23	Assignment Of Claims	JAN 1986
52.232-23 Alt I	Assignment of Claims (Jan 1986) - Alternate I	APR 1984
52.232-25	Prompt Payment	JUL 2013
52.232-33	Payment by Electronic Funds Transfer—System for Award Management	JUL 2013
52.233-1	Disputes	JUL 2002
52.233-1 Alt I	Disputes (Jul 2002) - Alternate I	DEC 1991
52.233-3	Protest After Award	AUG 1996
52.233-3 Alt I	Protest After Award (Aug 1996) - Alternate I	JUN 1985
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.242-1	Notice of Intent to Disallow Costs	APR 1984
52.242-3	Penalties for Unallowable Costs	MAY 2001
52.242-4	Certification of Final Indirect Costs	JAN 1997
52.242-13	Bankruptcy	JUL 1995
52.243-2	Changes—Cost-Reimbursement	AUG 1987
52.243-2 Alt V	Changes—Cost-Reimbursement (Aug 1987) - Alternate V	APR 1984
52.244-5	Competition In Subcontracting	DEC 1996
52.244-6	Subcontracts for Commercial Items	JUL 2013
52.245-1	Government Property	APR 2012
52.245-9	Use And Charges	APR 2012
52.246-9	Inspection Of Research And Development (Short Form)	APR 1984
52.246-25	Limitation Of Liability—Services	FEB 1997
52.249-6	Termination (Cost Reimbursement)	MAY 2004
52.249-14	Excusable Delays	APR 1984
52.251-1	Government Supply Sources	APR 2012
52.253-1	Computer Generated Forms	JAN 1991
252.203-7000	Requirements Relating to Compensation of Former DoD Officials	SEP 2011
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	DEC 2008
252.203-7002	Requirement to Inform Employees of Whistleblower Rights	JAN 2009
252.203-7003	Agency Office of the Inspector General	DEC 2012
252.203-7004	Display of Fraud Hotline Poster(s)	DEC 2012
252.204-7000	(INVALID EFF_DT) Disclosure Of Information	DEC 1900
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7008	Export-Controlled Items	APR 2010
252.205-7000	Provision Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	DEC 2006
252.211-7003	Item Identification and Valuation	JUN 2013
252.211-7007	Reporting of Government-Furnished Property	AUG 2012

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252.215-7000	Pricing Adjustments	DEC 2012
252.215-7002	Cost Estimating System Requirements	DEC 2012
252.222-7006	Restrictions on the Use of Mandatory Arbitration Agreements	DEC 2010
252.225-7004	Report of Intended Performance Outside the United States and Canada—Submission after Award	OCT 2010
252.225-7006	Quarterly Reporting of Actual Contract Performance Outside the United States	OCT 2010
252.225-7012	Preference For Certain Domestic Commodities	FEB 2013
252.225-7048	Export-Controlled Items	JUN 2013
252.226-7001	Utilization of Indian Organizations and Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns	SEP 2004
252.227-7013	Rights in Technical Data—Noncommercial Items	JUN 2013
252.227-7016	Rights in Bid or Proposal Information	JAN 2011
252.227-7027	Deferred Ordering Of Technical Data Or Computer Software	APR 1988
252.227-7030	Technical Data—Withholding Of Payment	MAR 2000
252.227-7037	Validation of Restrictive Markings on Technical Data	JUN 2013
252.227-7039	Patents—Reporting Of Subject Inventions	APR 1990
252.231-7000	Supplemental Cost Principles	DEC 1991
252.232-7010	Levies on Contract Payments	DEC 2006
252.235-7002	Animal Welfare	DEC 2011
252.235-7010	Acknowledgment of Support and Disclaimer	MAY 1995
252.235-7011	Final Scientific or Technical Report	NOV 2004
252.242-7005	Contractor Business Systems	FEB 2012
252.242-7006	Accounting System Administration	FEB 2012
252.243-7002	Requests for Equitable Adjustment	DEC 2012
252.244-7000	Subcontracts for Commercial Items	JUN 2013
252.244-7001	Contractor Purchasing System Administration	JUN 2012
252.245-7001	Tagging, Labeling, and Marking of Government-Furnished Property	APR 2012
252.245-7002	Reporting Loss of Government Property	APR 2012
252.245-7003	Contractor Property Management System Administration	APR 2012
252.245-7004	Reporting, Reutilization, and Disposal	MAY 2013
252.247-7023	Transportation of Supplies by Sea	JUN 2013
252.247-7024	Notification Of Transportation Of Supplies By Sea	MAR 2000
252.251-7000	Ordering From Government Supply Sources	AUG 2012

CLAUSES INCORPORATED BY FULL TEXT

52.216-7     ALLOWABLE COST AND PAYMENT (JUN 2013)

(a) Invoicing.

(1) The Government will make payments to the Contractor when requested as work progresses, but (except for small business concerns) not more often than once every 2 weeks, in amounts determined to be allowable by the Contracting Officer in accordance with Federal Acquisition Regulation (FAR) subpart 31.2 in effect on the date of this contract and the terms of this contract. The Contractor may submit to an authorized representative of the Contracting Officer, in such form and reasonable detail as the representative may require, an invoice or voucher supported by a statement of the claimed allowable cost for performing this contract.

(2) Contract financing payments are not subject to the interest penalty provisions of the Prompt Payment Act. Interim payments made prior to the final payment under the contract are contract financing payments, except interim payments if this contract contains Alternate I to the clause at 52.232-25.

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(3) The designated payment office will make interim payments for contract financing on the 30th day after the designated billing office receives a proper payment request.

In the event that the Government requires an audit or other review of a specific payment request to ensure compliance with the terms and conditions of the contract, the designated payment office is not compelled to make payment by the specified due date.

(b) Reimbursing costs. (1) For the purpose of reimbursing allowable costs (except as provided in subparagraph (b)(2) of the clause, with respect to pension, deferred profit sharing, and employee stock ownership plan contributions), the term “costs” includes only—

(i) Those recorded costs that, at the time of the request for reimbursement, the Contractor has paid by cash, check, or other form of actual payment for items or services purchased directly for the contract;

(ii) When the Contractor is not delinquent in paying costs of contract performance in the ordinary course of business, costs incurred, but not necessarily paid, for—

(A) Supplies and services purchased directly for the contract and associated financing payments to subcontractors, provided payments determined due will be made—

(1) In accordance with the terms and conditions of a subcontract or invoice; and

(2) Ordinarily within 30 days of the submission of the Contractor’s payment request to the Government;

(B) Materials issued from the Contractor’s inventory and placed in the production process for use on the contract;

(C) Direct labor;

(D) Direct travel;

(E) Other direct in-house costs; and

(F) Properly allocable and allowable indirect costs, as shown in the records maintained by the Contractor for purposes of obtaining reimbursement under Government contracts; and

(iii) The amount of financing payments that have been paid by cash, check, or other forms of payment to subcontractors.

(2) Accrued costs of Contractor contributions under employee pension plans shall be excluded until actually paid unless—

(i) The Contractor’s practice is to make contributions to the retirement fund quarterly or more frequently; and

(ii) The contribution does not remain unpaid 30 days after the end of the applicable quarter or shorter payment period (any contribution remaining unpaid shall be excluded from the Contractor’s indirect costs for payment purposes).

(3) Notwithstanding the audit and adjustment of invoices or vouchers under paragraph (g) of this clause, allowable indirect costs under this contract shall be obtained by applying indirect cost rates established in accordance with paragraph (d) of this clause.

(4) Any statements in specifications or other documents incorporated in this contract by reference designating performance of services or furnishing of materials at the Contractor’s expense or at no cost to the Government shall be disregarded for purposes of cost-reimbursement under this clause.

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(c) Small business concerns. A small business concern may receive more frequent payments than every 2 weeks.

(d) Final indirect cost rates. (1) Final annual indirect cost rates and the appropriate bases shall be established in accordance with Subpart 42.7 of the Federal Acquisition Regulation (FAR) in effect for the period covered by the indirect cost rate proposal.

(2)(i) The Contractor shall submit an adequate final indirect cost rate proposal to the Contracting Officer (or cognizant Federal agency official) and auditor within the 6-month period following the expiration of each of its fiscal years. Reasonable extensions, for exceptional circumstances only, may be requested in writing by the Contractor and granted in writing by the Contracting Officer. The Contractor shall support its proposal with adequate supporting data.

(ii) The proposed rates shall be based on the Contractor’s actual cost experience for that period. The appropriate Government representative and the Contractor shall establish the final indirect cost rates as promptly as practical after receipt of the Contractor’s proposal.

(iii) An adequate indirect cost rate proposal shall include the following data unless otherwise specified by the cognizant Federal agency official:

(A) Summary of all claimed indirect expense rates, including pool, base, and calculated indirect rate.

(B) General and Administrative expenses (final indirect cost pool). Schedule of claimed expenses by element of cost as identified in accounting records (Chart of Accounts).

(C) Overhead expenses (final indirect cost pool). Schedule of claimed expenses by element of cost as identified in accounting records (Chart of Accounts) for each final indirect cost pool.

(D) Occupancy expenses (intermediate indirect cost pool). Schedule of claimed expenses by element of cost as identified in accounting records (Chart of Accounts) and expense reallocation to final indirect cost pools.

(E) Claimed allocation bases, by element of cost, used to distribute indirect costs.

(F) Facilities capital cost of money factors computation.

(G) Reconciliation of books of account (i.e., General Ledger) and claimed direct costs by major cost element.

(H) Schedule of direct costs by contract and subcontract and indirect expense applied at claimed rates, as well as a subsidiary schedule of Government participation percentages in each of the allocation base amounts.

(I) Schedule of cumulative direct and indirect costs claimed and billed by contract and subcontract.

(J) Subcontract information. Listing of subcontracts awarded to companies for which the contractor is the prime or upper-tier contractor (include prime and subcontract numbers; subcontract value and award type; amount claimed during the fiscal year; and the subcontractor name, address, and point of contact information).

(K) Summary of each time-and-materials and labor-hour contract information, including labor ategories, labor rates, hours, and amounts; direct materials; other direct costs; and, indirect expense applied at claimed rates.

(L) Reconciliation of total payroll per IRS form 941 to total labor costs distribution.

(M) Listing of decisions/agreements/approvals and description of accounting/organizational changes.

(N) Certificate of final indirect costs (see 52.242-4, Certification of Final Indirect Costs).

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(O) Contract closing information for contracts physically completed in this fiscal year (include contract number, period of performance, contract ceiling amounts, contract fee computations, level of effort, and indicate if the contract is ready to close).

(iv) The following supplemental information is not required to determine if a proposal is adequate, but may be required during the audit process:

(A) Comparative analysis of indirect expense pools detailed by account to prior fiscal year and budgetary data.

(B) General organizational information and limitation on allowability of compensation for certain contractor personnel. See 31.205-6(p). Additional salary reference information is available at http://www.whitehouse.gov/omb/procurement_index_exec_comp/.

(C) Identification of prime contracts under which the contractor performs as a subcontractor.

(D) Description of accounting system (excludes contractors required to submit a CAS Disclosure Statement or contractors where the description of the accounting system has not changed from the previous year’s submission).

(E) Procedures for identifying and excluding unallowable costs from the costs claimed and billed (excludes contractors where the procedures have not changed from the previous year’s submission).

(F) Certified financial statements and other financial data (e.g., trial balance, compilation, review, etc.).

(G) Management letter from outside CPAs concerning any internal control weaknesses.

(H) Actions that have been and/or will be implemented to correct the weaknesses described in the management letter from subparagraph G) of this section.

(I) List of all internal audit reports issued since the last disclosure of internal audit reports to the Government.

(J) Annual internal audit plan of scheduled audits to be performed in the fiscal year when the final indirect cost rate submission is made.

(K) Federal and State income tax returns.

(L) Securities and Exchange Commission 10-K annual report.

(M) Minutes from board of directors meetings.

(N) Listing of delay claims and termination claims submitted which contain costs relating to the subject fiscal year.

(O) Contract briefings, which generally include a synopsis of all pertinent contract provisions, such as: Contract type, contract amount, product or service(s) to be provided, contract performance period, rate ceilings, advance approval requirements, pre-contract cost allowability limitations, and billing limitations.

(v) The Contractor shall update the billings on all contracts to reflect the final settled rates and update the schedule of cumulative direct and indirect costs claimed and billed, as required in paragraph (d)(2)(iii)(I) of this section, within 60 days after settlement of final indirect cost rates.

(3) The Contractor and the appropriate Government representative shall execute a written understanding setting forth the final indirect cost rates. The understanding shall specify (i) the agreed-upon final annual indirect cost rates, (ii) the bases to which the rates apply, (iii) the periods for which the rates apply, (iv) any specific indirect cost items treated as direct costs in the settlement, and (v) the affected contract and/or subcontract, identifying any with

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advance agreements or special terms and the applicable rates. The understanding shall not change any monetary ceiling, contract obligation, or specific cost allowance or disallowance provided for in this contract. The understanding is incorporated into this contract upon execution.

(4) Failure by the parties to agree on a final annual indirect cost rate shall be a dispute within the meaning of the Disputes clause.

(5) Within 120 days (or longer period if approved in writing by the Contracting Officer) after settlement of the final annual indirect cost rates for all years of a physically complete contract, the Contractor shall submit a completion invoice or voucher to reflect the settled amounts and rates. The completion invoice or voucher shall include settled subcontract amounts and rates. The prime contractor is responsible for settling subcontractor amounts and rates included in the completion invoice or voucher and providing status of subcontractor audits to the contracting officer upon request.

(6)(i) If the Contractor fails to submit a completion invoice or voucher within the time specified in paragraph (d)(5) of this clause, the Contracting Officer may—

(A) Determine the amounts due to the Contractor under the contract; and

(B) Record this determination in a unilateral modification to the contract.

(ii) This determination constitutes the final decision of the Contracting Officer in accordance with the Disputes clause.

(e) Billing rates. Until final annual indirect cost rates are established for any period, the Government shall reimburse the Contractor at billing rates established by the Contracting Officer or by an authorized representative (the cognizant auditor), subject to adjustment when the final rates are established. These billing rates—

(1) Shall be the anticipated final rates; and

(2) May be prospectively or retroactively revised by mutual agreement, at either party’s request, to prevent substantial overpayment or underpayment.

(f) Quick-closeout procedures. Quick-closeout procedures are applicable when the conditions in FAR 42.708(a) are satisfied.

(g) Audit. At any time or times before final payment, the Contracting Officer may have the Contractor’s invoices or vouchers and statements of cost audited. Any payment may be (1) Reduced by amounts found by the Contracting Officer not to constitute allowable costs or (2) Adjusted for prior overpayments or underpayments.

(h) Final payment. (1) Upon approval of a completion invoice or voucher submitted by the Contractor in accordance with paragraph (d)(5) of this clause, and upon the Contractor’s compliance with all terms of this contract, the Government shall promptly pay any balance of allowable costs and that part of the fee (if any) not previously paid.

(2) The Contractor shall pay to the Government any refunds, rebates, credits, or other amounts (including interest, if any) accruing to or received by the Contractor or any assignee under this contract, to the extent that those amounts are properly allocable to costs for which the Contractor has been reimbursed by the Government. Reasonable expenses incurred by the Contractor for securing refunds, rebates, credits, or other amounts shall be allowable costs if approved by the Contracting Officer. Before final payment under this contract, the Contractor and each assignee whose assignment is in effect at the time of final payment shall execute and deliver—

(i) An assignment to the Government, in form and substance satisfactory to the Contracting Officer, of refunds, rebates, credits, or other amounts (including interest, if any) properly allocable to costs for which the Contractor has been reimbursed by the Government under this contract; and

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(ii) A release discharging the Government, its officers, agents, and employees from all liabilities, obligations, and claims arising out of or under this contract, except—

(A) Specified claims stated in exact amounts, or in estimated amounts when the exact amounts are not known;

(B) Claims (including reasonable incidental expenses) based upon liabilities of the Contractor to third parties arising out of the performance of this contract; provided, that the claims are not known to the Contractor on the date of the execution of the release, and that the Contractor gives notice of the claims in writing to the Contracting Officer within 6 years following the release date or notice of final payment date, whichever is earlier; and

(C) Claims for reimbursement of costs, including reasonable incidental expenses, incurred by the Contractor under the patent clauses of this contract, excluding, however, any expenses arising from the Contractor’s indemnification of the Government against patent liability.

(End of clause)

52.217-9     OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor within 30 days; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 30 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 42 Months.

(End of clause)

52.222-2      PAYMENT FOR OVERTIME PREMIUMS (JUL 1990)

(a) The use of overtime is authorized under this contract if the overtime premium cost does not exceed $0.00 or the overtime premium is paid for work —

(1) Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdowns of production equipment, or occasional production bottlenecks of a sporadic nature;

(2) By indirect-labor employees such as those performing duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting;

(3) To perform tests, industrial processes, laboratory procedures, loading or unloading of transportation conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or completed otherwise; or

(4) That will result in lower overall costs to the Government.

(b) Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall—

(1) Identify the work unit; e.g., department or section in which the requested overtime will be used, together with present workload, staffing, and other data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for the overtime;

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(2) Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;

(3) Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each affected contract; and

(4) Provide reasons why the required work cannot be performed by using multishift operations or by employing additional personnel.

(End of clause)

52.244-2      SUBCONTRACTS (OCT 2010)

(a) Definitions. As used in this clause—

Approved purchasing system means a Contractor’s purchasing system that has been reviewed and approved in accordance with Part 44 of the Federal Acquisition Regulation (FAR).

Consent to subcontract means the Contracting Officer’s written consent for the Contractor to enter into a particular subcontract.

Subcontract means any contract, as defined in FAR Subpart 2.1, entered into by a subcontractor to furnish supplies or services for performance of the prime contract or a subcontract. It includes, but is not limited to, purchase orders, and changes and modifications to purchase orders.

(b) When this clause is included in a fixed-price type contract, consent to subcontract is required only on unpriced contract actions (including unpriced modifications or unpriced delivery orders), and only if required in accordance with paragraph (c) or (d) of this clause.

(c) If the Contractor does not have an approved purchasing system, consent to subcontract is required for any subcontract that—

(1) Is of the cost-reimbursement, time-and-materials, or labor-hour type; or

(2) Is fixed-price and exceeds—

(i) For a contract awarded by the Department of Defense, the Coast Guard, or the National Aeronautics and Space Administration, the greater of the simplified acquisition threshold or 5 percent of the total estimated cost of the contract; or

(ii) For a contract awarded by a civilian agency other than the Coast Guard and the National Aeronautics and Space Administration, either the simplified acquisition threshold or 5 percent of the total estimated cost of the contract.

(d) If the Contractor has an approved purchasing system, the Contractor nevertheless shall obtain the Contracting Officer’s written consent before placing the following subcontracts:

(e)(1) The Contractor shall notify the Contracting Officer reasonably in advance of placing any subcontract or modification thereof for which consent is required under paragraph (b), (c), or (d) of this clause, including the following information:

(i) A description of the supplies or services to be subcontracted.

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(ii) Identification of the type of subcontract to be used.

(iii) Identification of the proposed subcontractor.

(iv) The proposed subcontract price.

(v) The subcontractor’s current, complete, and accurate certified cost or pricing data and Certificate of Current Cost or Pricing Data, if required by other contract provisions.

(vi) The subcontractor’s Disclosure Statement or Certificate relating to Cost Accounting Standards when such data are required by other provisions of this contract.

(vii) A negotiation memorandum reflecting—

(A) The principal elements of the subcontract price negotiations;

(B) The most significant considerations controlling establishment of initial or revised prices;

(C) The reason certified cost or pricing data were or were not required;

(D) The extent, if any, to which the Contractor did not rely on the subcontractor’s certified cost or pricing data in determining the price objective and in negotiating the final price;

(E) The extent to which it was recognized in the negotiation that the subcontractor’s certified cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and the subcontractor; and the effect of any such defective data on the total price negotiated;

(F) The reasons for any significant difference between the Contractor’s price objective and the price negotiated; and

(G) A complete explanation of the incentive fee or profit plan when incentives are used. The explanation shall identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives, and a summary of all trade-off possibilities considered.

(2) The Contractor is not required to notify the Contracting Officer in advance of entering into any subcontract for which consent is not required under paragraph (c), (d), or (e) of this clause.

(f) Unless the consent or approval specifically provides otherwise, neither consent by the Contracting Officer to any subcontract nor approval of the Contractor’s purchasing system shall constitute a determination—

(1) Of the acceptability of any subcontract terms or conditions;

(2) Of the allowability of any cost under this contract; or

(3) To relieve the Contractor of any responsibility for performing this contract.

(g) No subcontract or modification thereof placed under this contract shall provide for payment on a cost-plus-a-percentage-of-cost basis, and any fee payable under cost-reimbursement type subcontracts shall not exceed the fee limitations in FAR 15.404-4(c)(4)(i).

(h) The Contractor shall give the Contracting Officer immediate written notice of any action or suit filed and prompt notice of any claim made against the Contractor by any subcontractor or vendor that, in the opinion of the Contractor, may result in litigation related in any way to this contract, with respect to which the Contractor may be entitled to reimbursement from the Government.

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(i) The Government reserves the right to review the Contractor’s purchasing system as set forth in FAR Subpart 44.3.

(j) Paragraphs (c) and (e) of this clause do not apply to the following subcontracts, which were evaluated during negotiations:

Colorado State University

University of California at Berkeley

(End of clause)

52.252-2      CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

http://farsite.hill.af.mil/

(End of clause)

252.203-9005, Implementation of Contractor Code of Business Ethics and Conduct (Dec 2008)

In accordance with FAR clause 52.203-13, Contractor Code of Business Ethics and Conduct, the designated “agency Office of the Inspector General” is the DoD OIG at the following address:

Office of the Inspector General
United States Department of Defense
Investigative Policy and Oversight
Contractor Disclosure Program
400 Army Navy Drive, Suite 1037
Arlington, VA 22202-4704
Toll Free Telephone: 866-429-8011

252.204-9004  IMPLEMENTATION OF DISCLOSURE OF INFORMATION (JUN 2007)

In accordance with DFARS 252.204-7000 Disclosure of Information, any information to be released shall be submitted at least 45 days before the proposed release date, for security and policy review.  Submit one copy to each below:

(a) Office of Public Affairs, DTRA/DIR/COS/PA, 8725 John J. Kingman Dr, MS 6201, Ft Belvoir VA  22060-6201.

(b) Contracting Officer

(c) Program Manager

(End of Clause)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

252.245-9000  Government Property (MAY 2013)

(a)         In accordance with FAR 52.245-1(b), Property Management, and FAR 52.245-1(f), Contractor Plans and Systems, the Contractor shall have a system to manage (control, use, preserve, protect, repair and maintain) Government property in its possession.

(b)         The Contractor shall complete and return the applicable attachment(s) electronically:

i.            Requisitioned Government-Furnished Property (RGFP) to include the following:

If Non-Reimbursable:	If Reimbursable:
Item#	Item#
Description	Description
CAGE Code	$ Limit Authorized
Marking Instrument	Marking Instrument
NSN	NSN
Nomen	Nomen
Part or Indent#	Part or Indent
Quantity	Quantity
Type Designator	Unit of Measure
Unite Acquisition Cost	Use As Is
Unit of Measure
Use As Is

ii.         Scheduled Government-Furnished Property (SGFP) to include the following:

If Serialized Items List:	If Non —Serialized Items List:
Item#	Item#
Description	Description
CAGE	CAGE
Marking Instrument	Marking Instrument
Model#	Model#
NSN	NSN
Nomen	Nomen
Part#	Part#
Part or Indent#	Part or Indent
Quantity	Quantity
Serial#	Type Designator
Type Designator	Unit Acquisition Cost
Unit Acquisition Cost	Unit of Measure
Unit of Measure	Use As Is
Use As Is

The electronic property links are as follows:

Requisitioned Government-Furnished Property (RGFP):  http://www.acq.osd.mil/dpap/pdi/pc/docs/RequisitionedGovernmentFurnishedPropertyFORM.pdf

Scheduled Government-Furnished Property (SGFP):  http://www.acq.osd.mil/dpap/pdi/pc/docs/ScheduledGovernmentFurnishedPropertryFORM.pdf

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(c)          The Government Site Visits/Physical Inventory — The DTRA will annually verify the Property in the Possession of the Contractor.  The Contactor’s Point of Contact shall coordinate with the Program Manager/Contracting Officer Representative or DTRA Accountable Property Officer (APO) on prearranged site visits upon request.

(d)         The physical inventory report shall be validated/confirmed via signature by both the Contractor’s Property Administrator and the DTRA’s Government Representative (i.e. COR, APO, etc.).  Inventory discrepancies must be reported immediately to the Contracting Officer, COR/Program Manager and resolved by the DTRA APO.

(e)          Inventory Disposal Schedule — When applicable, the Contractor shall submit the inventory disposal schedule to the DTRA Logistics Office (DTRA J4L) for approval 45 days prior to submission of an inventory disposal schedule to the Plant Clearance Officer.

(End of Clause)

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Section J - List of Documents, Exhibits and Other Attachments

Exhibit/Attachment Table of Contents

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Exhibit A	Contract Data Requirements List (CDRL)	12	30-SEP-2013
Attachment 1	Statement of Work	11	29-JUN-2013
Attachment 2	Data Assertions Table	1	03-JUN-2013

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Anacor Pharmaceuticals

Project Title: Overcoming Resistance by the Application of Boron to Ribosomal Inhibitors

Statement of Work (SOW)

Date SOW Prepared: 29th June, 2013

1.0	Objective: [ * ]

2.0	Scope: [ * ]

3.0	Background: [ * ]

4.0	Tasks: [ * ]

Date	3rd June 2013

Printed Name and Title		Eric Easom, VP Neglected Disease Research

Signature		/s/ Eric Easom

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. CONTRACT DATA REQUIREMENTS LIST (1 Data Item) Form Approved OMB No. 0704-0188 The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense. Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OBM control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E. A. CONTRACT LINE ITEM NO. B. EXHIBIT A C. CATEGORY: TDP __________ TM __________ OTHER Management D. SYSTEM/ITEM Overcoming Resistance by the Application E. CONTRACT/PR NO. HDTRA1-14-C-0003 F. CONTRACTOR Anacor Pharmaceuticals 1. DATA ITEM NO. A001 2. TITLE OF DATA ITEM Meeting/ Teleconference Minutes 3. SUBTITLE 17. PRICE GROUP 4. AUTHORITY (Data Acquisition Document No.) DI-ADMN-81505 5. CONTRACT REFERENCE Statement of Work 6. REQUIRING OFFICE DTRA-J9-CBM 14. DISTRIBUTION 7. DD 250 REQ LT 10. FREQUENCY See BLK 16 12. DATE OF FIRST SUBMISSION See BLK 16 b. COPIES 18. ESTIMATED TOTAL PRICE Final 8. APP CODE A 9. DIST STATEMENT REQUIRED te 11. AS OF DATE N/A 13. DATE OF SUBSEQUENT SUBMISSION N/A a. ADDRESSEE Draft Reg Repro DTRA/J9CBM 0 1 0 DTRA/J4CRC 0 1 0 16. REMARKS BLOCK 10: frequency depends on number of meetings and Teleconferences BLOCK 12: The Contractor shall provide meeting minutes within 7 days after all meetings/teleconferences. The minutes shall be provided via email in Microsoft Office compatible format 15. TOTAL 0 2 0 G. PREPARED BY rachael.owlett_co ntractor@dtra.mil Digitally signed by rachael.owlett_contractor@dtra.mil DM: cn=rachael.owlett_contractor@dtra.mil Date: 2013.09.30 16:23:42 -04’00’ H. DATE 30 Sept. 2013 I. APPROVED BY QIAO.GUILIN. 1291041546 Digitally signed by QIAO.FUILIN.1291041546 DN: o=US, o=U.S. Government, ou=OoO, ou=PKI, ou=DTRA cn=QIAO.GULIN.1291041546 Date: 2013.10.07 12:46:26 - 04’00’ J. DATE

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. CONTRACT DATA REQUIREMENTS LIST (1 Data Item) Form Approved OMB No. 0704-0188 The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense. Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OBM control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E. A. CONTRACT LINE ITEM NO. N/A B. EXHIBIT A C. CATEGORY: TDP __________ TM __________ OTHER Management D. SYSTEM/ITEM Overcoming Resistance by the Application E. CONTRACT/PR NO. HDTRA1-14-C-0003 F. CONTRACTOR Anacor Pharmaceuticals 1. DATA ITEM NO. A002 2. TITLE OF DATA ITEM Quarterly Financial Status Report 3. SUBTITLE 17. PRICE GROUP 4. AUTHORITY (Data Acquisition Document No.) DI-FNCL-80331A 5. CONTRACT REFERENCE Statement of Work 6. REQUIRING OFFICE DTRA J9 CBM 14. DISTRIBUTION 7. DD 250 REQ LT 10. FREQUENCY Quarterly 12. DATE OF FIRST SUBMISSION See BLK 16 b. COPIES 18. ESTIMATED TOTAL PRICE Final 8. APP CODE A 9. DIST STATEMENT REQUIRED 11. AS OF DATE N/A 13. DATE OF SUBSEQUENT SUBMISSION See BLK 16 a. ADDRESSEE Draft Reg Repro DTRA/J9CBM 0 1 0 DTRA/J4CRC 0 1 0 16. REMARKS BLOCKS 11-13: Submission shall be in conjunction with the Quarterly Status Report, 30 days after the end of each Quarter. Format as provided to contractor. 15. TOTAL 0 2 0 G. PREPARED BY rachael.owlett_co ntractor@dtra.mil Digitally signed by rachael.owlett_contractor@dtra.mil DM: cn=rachael.owlett_contractor@dtra.mil Date: 2013.09.30 16:23:42 -04’00’ H. DATE 30 Sept. 2013 I. APPROVED BY QIAO.GUILIN. 1291041546 Digitally signed by QIAO.FUILIN.1291041546 DN: o=US, o=U.S. Government, ou=OoO, ou=PKI, ou=DTRA cn=QIAO.GULIN.1291041546 Date: 2013.10.07 12:46:26 - 04’00’ J. DATE

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. CONTRACT DATA REQUIREMENTS LIST (1 Data Item) Form Approved OMB No. 0704-0188 The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense. Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OBM control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E. A. CONTRACT LINE ITEM NO. N/A B. EXHIBIT A C. CATEGORY: TDP __________ TM __________ OTHER Management D. SYSTEM/ITEM Overcoming Resistance by the Application E. CONTRACT/PR NO. HDTRA1-14-C-0003 F. CONTRACTOR Anacor Pharmaceuticals 1. DATA ITEM NO. A003 2. TITLE OF DATA ITEM Quarterly Progress Report 3. SUBTITLE 17. PRICE GROUP 4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-80555A 5. CONTRACT REFERENCE Statement of Work 6. REQUIRING OFFICE DTRA J9 CBM 14. DISTRIBUTION 7. DD 250 REQ LT 10. FREQUENCY Quarterly 12. DATE OF FIRST SUBMISSION See BLK 16 b. COPIES 18. ESTIMATED TOTAL PRICE Final 8. APP CODE A 9. DIST STATEMENT REQUIRED 11. AS OF DATE Contact Award 13. DATE OF SUBSEQUENT SUBMISSION See BLK 16 a. ADDRESSEE Draft Reg Repro DTRA/J9CBM 0 1 0 DTRA/J4CRC 0 1 0 16. REMARKS The Quarterly Progress Report shall highlight the technical progress made during the previous quarter, as well as provide quantitative estimates of cost, performance, and schedule, by month, for the quarter. BLOCK 12-13: After award, each report is due within 15 days after the end of the Quarter ased on the date of contract award. This applies to Quarters 1, 2 & 3 only Quarterly Progress Reports shall be provided via email in Microsoft Office compatible software. Government provided format. 15. TOTAL 0 2 0 G. PREPARED BY rachael.owlett_co ntractor@dtra.mil Digitally signed by rachael.owlett_contractor@dtra.mil DM: cn=rachael.owlett_contractor@dtra.mil Date: 2013.09.30 16:23:42 -04’00’ H. DATE 30 Sept. 2013 I. APPROVED BY QIAO.GUILIN. 1291041546 Digitally signed by QIAO.FUILIN.1291041546 DN: o=US, o=U.S. Government, ou=OoO, ou=PKI, ou=DTRA cn=QIAO.GULIN.1291041546 Date: 2013.10.07 12:46:26 - 04’00’ J. DATE

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. CONTRACT DATA REQUIREMENTS LIST (1 Data Item) Form Approved OMB No. 0704-0188 The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense. Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OBM control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E. A. CONTRACT LINE ITEM NO. N/A B. EXHIBIT A C. CATEGORY: TDP __________ TM __________ OTHER Management D. SYSTEM/ITEM Overcoming Resistance by the Application E. CONTRACT/PR NO. HDTRA1-14-C-0003 F. CONTRACTOR Anacor Pharmaceuticals 1. DATA ITEM NO. A004 2. TITLE OF DATA ITEM Annual Report 3. SUBTITLE 17. PRICE GROUP 4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-80555A 5. CONTRACT REFERENCE Statement of Work 6. REQUIRING OFFICE DTRA J9 CBM 14. DISTRIBUTION 7. DD 250 REQ LT 10. FREQUENCY Annually 12. DATE OF FIRST SUBMISSION See BLK 16 b. COPIES 18. ESTIMATED TOTAL PRICE Final 8. APP CODE A 9. DIST STATEMENT REQUIRED 11. AS OF DATE N/A 13. DATE OF SUBSEQUENT SUBMISSION N/A a. ADDRESSEE Draft Reg Repro DTRA/J9CBM 0 1 0 DTRA/J4CRC 0 1 0 16. REMARKS BLOCK 4: Paragraphs, subparagraphs, and line items described in DI-MANAGEMENT-80555A may be omitted or edited for appropriateness with prior approval from the Contracting Office. Please provide final recommended content and format to the contracting office with the response to the fact finding letter. BLOCK 12-13: Submission within 30 days of the anniversary date of award per annum. In addition to the content and format requirements defined in DI MGMT-80555A the annual report shall narrate a complete summary of the contract execution and associated results obtained to include project results and accomplishments, issues encountered and recommended solutions. The report shall also address tasks that were not completed, reasons for non-completion, and a plan to accomplish the tasks or alternative approach to accomplish project goals, and as needed, an updated Statement of Work. Government provided format 15. TOTAL 0 2 0 G. PREPARED BY rachael.owlett_co ntractor@dtra.mil Digitally signed by rachael.owlett_contractor@dtra.mil DM: cn=rachael.owlett_contractor@dtra.mil Date: 2013.09.30 16:23:42 -04’00’ H. DATE 30 Sept. 2013 I. APPROVED BY QIAO.GUILIN. 1291041546 Digitally signed by QIAO.FUILIN.1291041546 DN: o=US, o=U.S. Government, ou=OoO, ou=PKI, ou=DTRA cn=QIAO.GULIN.1291041546 Date: 2013.10.07 12:46:26 - 04’00’ J. DATE

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. CONTRACT DATA REQUIREMENTS LIST (1 Data Item) Form Approved OMB No. 0704-0188 The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense. Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OBM control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E. A. CONTRACT LINE ITEM NO. N/A B. EXHIBIT A C. CATEGORY: TDP __________ TM __________ OTHER Management D. SYSTEM/ITEM Overcoming Resistance by the Application E. CONTRACT/PR NO. HDTRA1-14-C-0003 F. CONTRACTOR Anacor Pharmaceuticals 1. DATA ITEM NO. A005 2. TITLE OF DATA ITEM Final Report 3. SUBTITLE 17. PRICE GROUP 4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-80555A 5. CONTRACT REFERENCE Statement of Work 6. REQUIRING OFFICE DTRA J9 CBM 14. DISTRIBUTION 7. DD 250 REQ LT 10. FREQUENCY One Time 12. DATE OF FIRST SUBMISSION See BLK 16 b. COPIES 18. ESTIMATED TOTAL PRICE Final 8. APP CODE A 9. DIST STATEMENT REQUIRED 11. AS OF DATE See BLK 16 13. DATE OF SUBSEQUENT SUBMISSION N/A a. ADDRESSEE Draft Reg Repro DTRA/J9CBM 0 1 0 DTRA/J4CRC 0 1 0 DTRA-DTRIAC DTIC 0 1 0 16. REMARKS BLOCK 4: Paragraphs, subparagraphs, and line items described in DI-MANAGEMENT-80555A may be omitted or edited for appropriateness with prior approval from the Contracting Office. Please provide final recommended content and format to the contracting office with the response to the fact finding letter. BLOCK 12: 90 Days after end of Period of Performance (PoP), per the below schedule. - The Contractor shall submit a Draft Final Report by the 30th calendar day following the end of the contract PoP. - DTRA shall provide comments to the Contractor by the 30th calendar day following receipt of the Contractor’s Draft Final Report. - The Contractor shall submit the Final Report on the 30th calendar day after receipt of DTRA’s comments to the draft. A Final Report shall be prepared at the end of the effort. A Final report shall be provided whether any or all of the contract options are exercised. This report takes the place of the last quarterly or annual report due. (A Financial report is still required.) The report shall be in the government provided format and narrate a complete summary of the contract execution and associated results obtained. The narration will include outstanding problems and their potential solution, and problems solved during the course of the year, along with the solution to the solved problems. The report shall demonstrate how the Technology Readiness Level (TRL) has been advanced. The report submission shall be provided via email in Microsoft Office or PDF compatible software. 15. TOTAL 0 3 0 G. PREPARED BY rachael.owlett_co ntractor@dtra.mil Digitally signed by rachael.owlett_contractor@dtra.mil DM: cn=rachael.owlett_contractor@dtra.mil Date: 2013.09.30 16:23:42 -04’00’ H. DATE 30 Sept. 2013 I. APPROVED BY QIAO.GUILIN. 1291041546 Digitally signed by QIAO.FUILIN.1291041546 DN: o=US, o=U.S. Government, ou=OoO, ou=PKI, ou=DTRA cn=QIAO.GULIN.1291041546 Date: 2013.10.07 12:46:26 - 04’00’ J. DATE

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. CONTRACT DATA REQUIREMENTS LIST (1 Data Item) Form Approved OMB No. 0704-0188 The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense. Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OBM control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E. A. CONTRACT LINE ITEM NO. N/A B. EXHIBIT A C. CATEGORY: TDP __________ TM __________ OTHER Management D. SYSTEM/ITEM Overcoming Resistance by the Application E. CONTRACT/PR NO. HDTRA1-14-C-0003 F. CONTRACTOR Anacor Pharmaceuticals 1. DATA ITEM NO. A006 2. TITLE OF DATA ITEM Master Government Property – Physical Inventory 3. SUBTITLE GFP, GFE, GFM, and Contractor Acquired Property 17. PRICE GROUP 4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-80441 5. CONTRACT REFERENCE Statement of Work 6. REQUIRING OFFICE DTRA J9 CBM 14. DISTRIBUTION 7. DD 250 REQ LT 10. FREQUENCY See BLK 16 12. DATE OF FIRST SUBMISSION See BLK 16 b. COPIES 18. ESTIMATED TOTAL PRICE Final 8. APP CODE A 9. DIST STATEMENT REQUIRED 11. AS OF DATE See BLK 16 13. DATE OF SUBSEQUENT SUBMISSION See BLK 16 a. ADDRESSEE Draft Reg Repro DTRA/J9CBM 0 1 0 DTRA/J4CRC 0 1 0 DTRA/J4LMM 0 1 0 DTRA/J8CK 0 1 0 Office of Naval Research 0 1 0 16. REMARKS BLOCK 10: Quarterly, in conjunction with the Quarterly Report BLOCK 11: Award of Contract/Task Order BLOCK 12: 15 working days after the end of the first quarter of performance BLOCK 13: 15 working days after the end of the quarter During performance of the contract, the contractor may purchase material or equipment using government funds [Contractor Acquired Property (CAP)] if approved by the Procurement Contracting Officer (PCO). The contractor shall perform, record, and disclose physical inventory results of all CAP in the contractor’s possession. In addition, the contractor shall use the forms below to document schedule property purchases and purchases made in accordance with FAR 52.251-1. 1) Schedule Government Furnished Property Form: For any equipment the contractor plans to purchase, the contractor shall fill out Link A (Schedule Government Furnished Property Form) and distribute in accordance with the timelines established in Blocks 10, 11, 12 and 13. 2) Requisitioned Government Furnished Property Form: For any equipment the contractor plans to purchase in accordance with FAR 52.251-1, the contractor shall fill out Link B (Requisitioned Government Furnished Property Form), and distribute in accordance with the timelines established in Blocks 10, 11, 12 and 13. Link A: http://www.acq.osd.mil/dpap/pdi/pc/docs/ScheduledGovernmentFurnishedProperty -VERSION1.4_distributed_.pdf Link B: http://www.acq.osd.mil/dpap/pdi/pc/docs/RequisitionedGovernmentFurnishedProp erty-VERSION1.3_distributed_0005.pdf 15. TOTAL 0 5 0 G. PREPARED BY rachael.owlett_co ntractor@dtra.mil Digitally signed by rachael.owlett_contractor@dtra.mil DM: cn=rachael.owlett_contractor@dtra.mil Date: 2013.09.30 16:23:42 -04’00’ H. DATE 30 Sept. 2013 I. APPROVED BY QIAO.GUILIN. 1291041546 Digitally signed by QIAO.FUILIN.1291041546 DN: o=US, o=U.S. Government, ou=OoO, ou=PKI, ou=DTRA cn=QIAO.GULIN.1291041546 Date: 2013.10.07 12:46:26 - 04’00’ J. DATE

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. CONTRACT DATA REQUIREMENTS LIST (1 Data Item) Form Approved OMB No. 0704-0188 The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense. Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OBM control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E. A. CONTRACT LINE ITEM NO. N/A B. EXHIBIT A C. CATEGORY: TDP __________ TM __________ OTHER Management D. SYSTEM/ITEM Overcoming Resistance by the Application E. CONTRACT/PR NO. HDTRA1-14-C-0003 F. CONTRACTOR Anacor Pharmaceuticals 1. DATA ITEM NO. A007 2. TITLE OF DATA ITEM Patents – Reporting of Subject Inventions 3. SUBTITLE 17. PRICE GROUP 4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-80711A 5. CONTRACT REFERENCE N/A 6. REQUIRING OFFICE DTRA J9 CBM 14. DISTRIBUTION 7. DD 250 REQ LT 10. FREQUENCY See BLK 16 12. DATE OF FIRST SUBMISSION See BLK 16 b. COPIES 18. ESTIMATED TOTAL PRICE Final 8. APP CODE A 9. DIST STATEMENT REQUIRED 11. AS OF DATE See BLK 16 13. DATE OF SUBSEQUENT SUBMISSION See BLK 16 a. ADDRESSEE Draft Reg Repro DTRA/J9CBM 0 1 0 DTRA/J4CRC 0 1 0 16. REMARKS Invention Disclosures/Patents – Subject Inventions Disclosures and Reports in accordance with either DFARS 252.227-7039 (Patents – Reporting of Subject Inventions)/FAR 52.227-11 (Patent Rights – Ownership by the Contractor) or DFARS 2523.227-7038 (Patent Rights – Ownership by the Contractor (Large Business): (1) Provide copies of invention disclosures for subject inventions within 20 months of an employee inventor reporting a subject invention to the Contractor (or, for large businesses, within 6 months after the Contractor first becomes aware that a subject invention has been made, whichever is earlier); (2) submit DD Form 882 every 12 months from the date of the contract aware, even if no inventions are made during that period; (3) submit DD Form 882 in a final report, even if no inventions are made during the contract term; (4) submit a written statement of Contractor’s election whether or not to retain ownership in a subject invention within 2 years of providing the invention disclosure, or, if any publication, on sale or public use of the subject invention has initiated the 1-year statutory period during which valid patent protection can be obtained in the United States, not later than 60 days prior to the end of the statutory period; (5) provide a copy of either a filed provisional or a filed nonprovisional patent application on an elected subject invention within 1 year after the election of title of the subject invention, or within the 1-year statutory period if it has been initiated, with an acknowledgment of government rights in the specification as identified at 37 C.F.R. § 401.14(f)(4), (6) provide a copy of a filed nonprovisional patent application on an elected subject invention within 10 months after filing the provisional patent application on the elected subject invention; and (7) provide for every subject invention upon which a patent application has been filed or a patent issued, a nonexclusive, nontransferable, irrevocable, paid-up license to the Government to practice, or have practiced for or on its behalf, the subject invention throughout the world, and an irrevocable power to inspect and make copies of the patent application file. 15. TOTAL 0 2 0 G. PREPARED BY rachael.owlett_co ntractor@dtra.mil Digitally signed by rachael.owlett_contractor@dtra.mil DM: cn=rachael.owlett_contractor@dtra.mil Date: 2013.09.30 16:23:42 -04’00’ H. DATE 30 Sept. 2013 I. APPROVED BY QIAO.GUILIN. 1291041546 Digitally signed by QIAO.FUILIN.1291041546 DN: o=US, o=U.S. Government, ou=OoO, ou=PKI, ou=DTRA cn=QIAO.GULIN.1291041546 Date: 2013.10.07 12:46:26 - 04’00’ J. DATE

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. CONTRACT DATA REQUIREMENTS LIST (1 Data Item) Form Approved OMB No. 0704-0188 The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense. Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OBM control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E. A. CONTRACT LINE ITEM NO. N/A B. EXHIBIT A C. CATEGORY: TDP __________ TM __________ OTHER Management D. SYSTEM/ITEM Overcoming Resistance by the Application E. CONTRACT/PR NO. HDTRA1-14-C-0003 F. CONTRACTOR Anacor Pharmaceuticals 1. DATA ITEM NO. A008 2. TITLE OF DATA ITEM Regulatory Approvals and Technical Data Packages 3. SUBTITLE Submission Report (Regulatory Appr. Docs) 17. PRICE GROUP 4. AUTHORITY (Data Acquisition Document No.) See BLK 16 5. CONTRACT REFERENCE SOW 6. REQUIRING OFFICE DTRA J9 CBM 14. DISTRIBUTION 7. DD 250 REQ LT 10. FREQUENCY See BLK 16 12. DATE OF FIRST SUBMISSION See BLK 16 b. COPIES 18. ESTIMATED TOTAL PRICE Final 8. APP CODE A 9. DIST STATEMENT REQUIRED 11. AS OF DATE N/A 13. DATE OF SUBSEQUENT SUBMISSION See BLK 16 a. ADDRESSEE Draft Reg Repro DTRA/J9CBM 0 1 0 DTRA/J4CRC 0 1 0 16. REMARKS The Contractor is responsible for submitting pre-IND, IND, and/or pre-EUA to the FDA. Contractor will provide the Government copies of all technical data generated by the Contractor prior to and during performance of contract necessary to pursue FDA approval of pre-IND, IND, or pre-EUA and notify the Government of FDA decisions. All written communications to and/or from the FDA will be provided to the Government. BLOCK 4: For reporting of all written communications to and/or from the FDA the Contractor shall use DI-ADMIN-81505 as a basis for format and content for reporting meeting and teleconference minutes. There are no format requirements for emails traffic. The contractor will submit all pre-IND, IND, and/or pre-EUA report submission to the Contracting Officer’s Representative (COR) in the applicable FDA format. BLOCK 10, 12-13: The Contractor will report all written communications to and/or from the FDA as it takes place. The Contractor will courtesy copy the COR on all email traffic to the FDA and will forward all emails received from the FDA to the COR. Meeting minutes will be forwarded to the COR within 7 days of the meeting or teleconference. Reporting the submission of pre-IND, IND, and/or pre-EUA to the Government will be congruent with filing with the FDA. The report submission shall be provided via email in Microsoft Office or PDF compatible format. Government review/approval will not impede submission of documents to FDA by Contractor. 15. TOTAL 0 2 0 G. PREPARED BY rachael.owlett_co ntractor@dtra.mil Digitally signed by rachael.owlett_contractor@dtra.mil DM: cn=rachael.owlett_contractor@dtra.mil Date: 2013.09.30 16:23:42 -04’00’ H. DATE 30 Sept. 2013 I. APPROVED BY QIAO.GUILIN. 1291041546 Digitally signed by QIAO.FUILIN.1291041546 DN: o=US, o=U.S. Government, ou=OoO, ou=PKI, ou=DTRA cn=QIAO.GULIN.1291041546 Date: 2013.10.07 12:46:26 - 04’00’ J. DATE

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. CONTRACT DATA REQUIREMENTS LIST (1 Data Item) Form Approved OMB No. 0704-0188 The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense. Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OBM control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E. A. CONTRACT LINE ITEM NO. N/A B. EXHIBIT A C. CATEGORY: TDP __________ TM __________ OTHER Management D. SYSTEM/ITEM Overcoming Resistance by the Application E. CONTRACT/PR NO. HDTRA1-14-C-0003 F. CONTRACTOR Anacor Pharmaceuticals 1. DATA ITEM NO. A009 2. TITLE OF DATA ITEM Expenditure Forecast 3. SUBTITLE 17. PRICE GROUP 4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-81468 5. CONTRACT REFERENCE SOW 6. REQUIRING OFFICE DTRA J9 CBM 14. DISTRIBUTION 7. DD 250 REQ LT 10. FREQUENCY See BLK 16 12. DATE OF FIRST SUBMISSION See BLK 16 b. COPIES 18. ESTIMATED TOTAL PRICE Final 8. APP CODE A 9. DIST STATEMENT REQUIRED 11. AS OF DATE N/A 13. DATE OF SUBSEQUENT SUBMISSION See BLK 16 a. ADDRESSEE Draft Reg Repro DTRA/J9CBM 0 1 0 DTRA/J4CRC 0 1 0 16. REMARKS BLOCK 10-13: First submission within 30 days after award. Subsequent update reports due within 30 days after the end of the Fiscal year. An updated forecast shall be submitted within 30 days of any contractual modifications that change the period of performance or the cost of the contract. Report shall forecast by month and shall include both the monthly planned accrual, as well as, the cumulative total. Contractor shall us Microsoft Excel compatible software. 15. TOTAL 0 2 0 G. PREPARED BY rachael.owlett_co ntractor@dtra.mil Digitally signed by rachael.owlett_contractor@dtra.mil DM: cn=rachael.owlett_contractor@dtra.mil Date: 2013.09.30 16:23:42 -04’00’ H. DATE 30 Sept. 2013 I. APPROVED BY QIAO.GUILIN. 1291041546 Digitally signed by QIAO.FUILIN.1291041546 DN: o=US, o=U.S. Government, ou=OoO, ou=PKI, ou=DTRA cn=QIAO.GULIN.1291041546 Date: 2013.10.07 12:46:26 - 04’00’ J. DATE

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. CONTRACT DATA REQUIREMENTS LIST (1 Data Item) Form Approved OMB No. 0704-0188 The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense. Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OBM control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E. A. CONTRACT LINE ITEM NO. N/A B. EXHIBIT A C. CATEGORY: TDP __________ TM __________ OTHER Management D. SYSTEM/ITEM Overcoming Resistance by the Application E. CONTRACT/PR NO. HDTRA1-14-C-0003 F. CONTRACTOR Anacor Pharmaceuticals 1. DATA ITEM NO. A010 2. TITLE OF DATA ITEM Miscellaneous Data Submissions 3. SUBTITLE 17. PRICE GROUP 4. AUTHORITY (Data Acquisition Document No.) N/A 5. CONTRACT REFERENCE SOW 6. REQUIRING OFFICE DTRA J9 CBM 14. DISTRIBUTION 7. DD 250 REQ LT 10. FREQUENCY See BLK 16 12. DATE OF FIRST SUBMISSION See BLK 16 b. COPIES 18. ESTIMATED TOTAL PRICE Final 8. APP CODE A 9. DIST STATEMENT REQUIRED 11. AS OF DATE N/A 13. DATE OF SUBSEQUENT SUBMISSION See BLK 16 a. ADDRESSEE Draft Reg Repro DTRA/J9CBM 0 1 0 DTRA/J4CRC 0 1 0 16. REMARKS Required submissions include Point Papers, Briefings, TPP, PDP, ACURO Approvals, HROB Approvals, Technical Presentations and Publications. Also any formal technical reports that have been prepared for eventual submission to FDA or other regulatory agencies. This is to include reports on Pharmaceutical Development, Manufacturing Development, Manufacturing Validation, Analytical Development and Validation, Drug Substance and Product Stability and the like. Performer will also submit completed batch records, certificates of analysis and the like. Unless format provided, contractor format is acceptable. Deliverables shall be Microsoft Office or PDF compatible. 15. TOTAL 0 2 0 G. PREPARED BY rachael.owlett_co ntractor@dtra.mil Digitally signed by rachael.owlett_contractor@dtra.mil DM: cn=rachael.owlett_contractor@dtra.mil Date: 2013.09.30 16:23:42 -04’00’ H. DATE 30 Sept. 2013 I. APPROVED BY QIAO.GUILIN. 1291041546 Digitally signed by QIAO.FUILIN.1291041546 DN: o=US, o=U.S. Government, ou=OoO, ou=PKI, ou=DTRA cn=QIAO.GULIN.1291041546 Date: 2013.10.07 12:46:26 - 04’00’ J. DATE

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. CONTRACT DATA REQUIREMENTS LIST (1 Data Item) Form Approved OMB No. 0704-0188 The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense. Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OBM control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E. A. CONTRACT LINE ITEM NO. 1 B. EXHIBIT 0 C. CATEGORY: TDP __________ TM __________ OTHER Management D. SYSTEM/ITEM Overcoming Resistance by the Application E. CONTRACT/PR NO. HDTRA1-14-C-0003 F. CONTRACTOR Anacor Pharmaceuticals 1. DATA ITEM NO. A011 2. TITLE OF DATA ITEM DURC (Dual Use Research of Concern) Status Reporting 3. SUBTITLE Bi-Annual Status Reporting 17. PRICE GROUP 4. AUTHORITY (Data Acquisition Document No.) Contract 5. CONTRACT REFERENCE SOW 6. REQUIRING OFFICE DTRA J9 CBM 14. DISTRIBUTION 7. DD 250 REQ No 10. FREQUENCY Biannually 12. DATE OF FIRST SUBMISSION See BLK 16 b. COPIES 18. ESTIMATED TOTAL PRICE Final 8. APP CODE N/A 9. DIST STATEMENT REQUIRED C 11. AS OF DATE N/A 13. DATE OF SUBSEQUENT SUBMISSION See BLK 16 a. ADDRESSEE Draft Reg Repro DTRA/J9CBM 0 1 0 DTRA/J4CRC 0 1 0 DTRA-J9CBJDCO 0 1 0 DTRA-DTRIACDTIC 0 1 0 16. REMARKS -Date of First Submission: 30 DAC (Calendar days after contract award) -Contractor format is acceptable. Content shall address key DURC issues identified in SOW. Performer signatures on each submittal certifies their understanding of DURC compliance requirements and status as reported in this CDRL. -Mark reports Distribution statement C. Distribution authorized to U.S. Government agencies and their contractors. -All submittals should be sent electronically. DTRA JDCO submittal can be sent electronically to JDCO@dtra.mil (DTRA J9CB/JSTO) -Bi-annual submittals required, due approximately every 1 NOV and 1 JUNE 15. TOTAL 0 4 0 G. PREPARED BY rachael.owlett_co ntractor@dtra.mil Digitally signed by rachael.owlett_contractor@dtra.mil DM: cn=rachael.owlett_contractor@dtra.mil Date: 2013.09.30 16:23:42 -04’00’ H. DATE 30 Sept. 2013 I. APPROVED BY QIAO.GUILIN. 1291041546 Digitally signed by QIAO.FUILIN.1291041546 DN: o=US, o=U.S. Government, ou=OoO, ou=PKI, ou=DTRA cn=QIAO.GULIN.1291041546 Date: 2013.10.07 12:46:26 - 04’00’ J. DATE

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. CONTRACT DATA REQUIREMENTS LIST (1 Data Item) Form Approved OMB No. 0704-0188 The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense. Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OBM control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E. A. CONTRACT LINE ITEM NO. 1 B. EXHIBIT 0 C. CATEGORY: TDP __________ TM __________ OTHER Management D. SYSTEM/ITEM Overcoming Resistance by the Application E. CONTRACT/PR NO. HDTRA1-14-C-0003 F. CONTRACTOR Anacor Pharmaceuticals 1. DATA ITEM NO. A012 2. TITLE OF DATA ITEM DURC Risk Mitigation Plan 3. SUBTITLE Risk Mitigation Plan 17. PRICE GROUP 4. AUTHORITY (Data Acquisition Document No.) Contract 5. CONTRACT REFERENCE SOW 6. REQUIRING OFFICE DTRA J9 CBM 14. DISTRIBUTION 7. DD 250 REQ No 10. FREQUENCY One Time/As Needed 12. DATE OF FIRST SUBMISSION See BLK 16 b. COPIES 18. ESTIMATED TOTAL PRICE Final 8. APP CODE N/A 9. DIST STATEMENT REQUIRED C 11. AS OF DATE N/A 13. DATE OF SUBSEQUENT SUBMISSION See BLK 16 a. ADDRESSEE Draft Reg Repro DTRA/J9CBM 1 1 0 DTRA/J4CRC 1 1 0 DTRA-J9CBJDCO 0 1 0 DTRA-DTRIACDTIC 0 1 0 16. REMARKS - Date of First Submission: 90 days after contract award - Contractor format is acceptable. Content shall address key issues outlined in DURC SOW paragraph, additional clarification available from COTR - Mark reports Distribution statement C. Distribution authorized to U.S. Government agencies and their contractors. - All submittals should be sent electronically. DTRA JDCO submittal can be sent electronically to JDCO@dtra.mil (DTRA J9CB/JSTO) - Submit DRAFT for government review. Update to final 15 days after receiving government comments on Draft. - CDRL due no later than 90 DAC, but earlier is acceptable. No work on DURC related activities can begin until a DURC Risk Mitigation Plan is finalized and approved. - To ensure DURC Mitigation Plan is accurate, submit updates as needed to maintain accuracy throughout duration of contract. 15. TOTAL 2 4 0 G. PREPARED BY rachael.owlett_co ntractor@dtra.mil Digitally signed by rachael.owlett_contractor@dtra.mil DM: cn=rachael.owlett_contractor@dtra.mil Date: 2013.09.30 16:23:42 -04’00’ H. DATE 30 Sept. 2013 I. APPROVED BY QIAO.GUILIN. 1291041546 Digitally signed by QIAO.FUILIN.1291041546 DN: o=US, o=U.S. Government, ou=OoO, ou=PKI, ou=DTRA cn=QIAO.GULIN.1291041546 Date: 2013.10.07 12:46:26 - 04’00’ J. DATE